Stifel Financial Investor Presentation

February 2012

STIFEL FINANCIAL

STIFEL FINANCIAL

Disclaimer

Forward-Looking Statements

This presentation may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 that involve significant risks, assumptions, and uncertainties, including statements relating to the market opportunity and future business prospects of Stifel Financial Corp., as well as Stifel, Nicolaus & Company, Incorporated and its subsidiaries (the "Company"). These statements can be identified by the use of the words "may," "will," "should," "could," "would," "plan," "potential," "estimate," "project," "believe," "intend," "anticipate," "expect," and similar expressions. In particular, these statements may refer to our goals, intentions, and expectations, our business plans and growth strategies, our ability to integrate and manage our acquired businesses, estimates of our risks and future costs and benefits, and forecasted demographic and economic trends relating to our industry.

You should not place undue reliance on any forward-looking statements, which speak only as of the date they were made. We will not update these forward-looking statements, even though our situation may change in the future, unless we are obligated to do so under federal securities laws.

Actual results may differ materially and reported results should not be considered as an indication of future performance. Factors that could cause actual results to differ are included in the Company's annual and quarterly reports and from time to time in other reports filed by the Company with the Securities and Exchange Commission and include, among other things, changes in general economic and business conditions, actions of competitors, regulatory and legal actions, changes in legislation, and technology changes.

Note Regarding the Use of Non-GAAP Financial Measures

The Company utilized non-GAAP calculations of presented net revenues, compensation and benefits, non-compensation operating expenses, income before income taxes, provision for income taxes, net income, compensation and non-compensation operating expense ratios, pre-tax margin and diluted earnings per share as an additional measure to aid in understanding and analyzing the Company's financial results. Specifically, the Company believes that the non-GAAP measures provide useful information by excluding certain items that may not be indicative of the Company's core operating results and business outlook. The Company believes that these non-GAAP measures will allow for a better evaluation of the operating performance of the business and facilitate a meaningful comparison of the Company's results in the current period to those in prior periods and future periods. Reference to these non-GAAP measures should not be considered as a substitute for results that are presented in a manner consistent with GAAP. These non-GAAP measures are provided to enhance the overall understanding of the Company's current financial performance.

I. Stifel Financial Overview

Stifel Financial (NYSE: SF)

Financial services firm demonstrating *growth*, *scale* and *stability*
- $2.0 billion market capitalization[(1)]
- 2011 Represented our 16th year of consecutive record net revenues
- Balanced business model
- Top performing financial stock over the past ten years
- 38% Insider ownership [(2)]

Global Wealth Management (GWM)

- Private Client
- Stifel Bank & Trust
- Customer Financing
- Asset Management

- National presence with over 1,980 Financial Advisors
- $119 billion in total client assets

Institutional Group (IG)

- Independent Research
- Institutional Equity & Fixed Income Brokerage
- Equity & Fixed Income Capital Raising
- M&A Advisory

- One of the largest U.S. equity research platforms – over 1,000 stocks under coverage
- Broad product portfolio & industry expertise

(1) As of 2/22/12. (2) Insider ownership percentage includes all fully diluted shares, units outstanding, options outstanding, as well as shares owned by Stifel's former Chairman as of 12/13/2011.

Stifel Financial Overview

STIFEL FINANCIAL

A Growth Story…

Net Revenues ($MM)



CAGR: 32%
$1,500
$1,200
$900
$600
$300
$0
$264
$452
$763
$870
$1,091
$1,382
$1,417
2005
2006
2007
2008
2009
2010
2011

Core Net Income ($MM)



CAGR: 33%
$140
$120
$100
$80
$60
$40
$20
$0
$21
$40
$67
$73
$76
$125
$114
2005
2006
2007
2008
2009
2010
2011

Total Equity ($MM)



CAGR: 43%
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$155
$220
$425
$598
$879
$1,254
$1,302
2005
2006
2007
2008
2009
2010
2011

Total Client Assets ($BN)



CAGR: 28%
$140
$120
$100
$80
$60
$40
$20
$0
$27
$35
$59
$52
$91
$111
$119
2005
2006
2007
2008
2009
2010
2011

Financial Advisors (1)



CAGR: 21%
2,000
1,500
1,000
500
0
644
795
1,163
1,315
1,885
1,995
1,987
2005
2006
2007
2008
2009
2010
7/3

Book Value Per Share(2)



CAGR: 24%
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
$6.81
$8.23
$12.24
$15.12
$19.24
$24.42
$25.10
2005
2006
2007
2008
2009
2010
2011

(1) Includes Independent Contractors.
(2) Book Value Per Share adjusted for April 2011 three-for-two stock split.

Stifel Financial Overview

Building Scale…

Strategic Growth Through Acquisitions

Stone & Youngberg
- Investment Banking
- Sales and Trading
- Private Client
- October 2011

Thomas Weisel Partners (Experts in Growth)
- Investment Banking
- Sales and Trading
- Research
- July 2010

UBS
- Private Client
- October 2009

Butler Wick (investments·trust·insurance)
- Private Client
- Public Finance
- December 2008

Ryan Beck & Co.
- Private Client
- Capital Markets
- February 2007

Legg Mason Capital Markets
- Capital Markets
- December 2005

		2005[1]	12/31/2011
Retail Brokerage Network	Financial Advisors	467	1,987
	Private Client Branches	94	291
Equity Research	Senior Research Analysts	23	86
	Companies Under Coverage	230	1,197
Equity Institutional Brokerage	Sales and Trading Professionals	37	178
	Institutional Clients	500	3,500
Fixed Income Institutional Brokerage	Sales and Trading Professionals	17	201
	Institutional Clients	1,500	3,950
Investment Banking	Equity Professionals	23	250
	Fixed Income Professionals	43	103
	M&A Professionals	2	8
	Industry Groups	5	11

[1] As of September 2005.

Stifel Financial Overview

Stability Achieved Through A Balanced Business Model

- Balanced business model facilitates growth during volatile markets
- Stable GWM business is augmented by profitable and growing Institutional Group
- Proven ability to grow all businesses

Net Revenues

2010


IG
39%
GWM
61%

2011


IG
36%
GWM
64%

Operating Contribution

2010


IG
40%
GWM
60%

2011


IG
21%
GWM
79%

Note: Net revenues and operating contribution excludes the Other segment

Stifel Financial Overview

STIFEL FINANCIAL

Cumulative Price Appreciation As of February 22, 2012

Since 12/31/11	
Goldman Sachs Group	26.46%
Morgan Stanley	23.79%
Greenhill & Co.	23.62%
FBR Capital Markets	20.00%
Stifel Financial Corp.	**19.28%**
Lazard	14.90%
KBW	13.64%
Piper Jaffray	13.17%
Raymond James Financial	12.73%
Legg Mason	10.73%
Jefferies Group	10.40%
Edelman Financial Group	9.59%
S&P 500 Index	7.96%
Evercore Partners	5.45%
Cowen Group	5.41%
Oppenheimer	4.84%
JMP Group	3.64%
SWS Group	-18.34%

Since 12/31/06	
Stifel Financial Corp.	**119.26%**
Raymond James Financial	15.14%
S&P 500 Index	-4.28%
Evercore Partners	-23.83%
Lazard	-36.63%
Greenhill & Co.	-39.08%
KBW	-41.31%
Goldman Sachs Group	-42.63%
Jefferies Group	-43.40%
Edelman Financial Group	-43.62%
Oppenheimer	-49.46%
Piper Jaffray	-64.91%
Legg Mason	-71.98%
SWS Group	-76.43%
Morgan Stanley	-77.00%
Cowen Group	NM
FBR Capital Markets	NM
JMP Group	NM

Since 12/31/01	
Stifel Financial Corp.	**992.28%**
Raymond James Financial	121.07%
Jefferies Group	43.51%
Edelman Financial Group	41.18%
Goldman Sachs Group	23.30%
S&P 500 Index	18.25%
Legg Mason	-20.08%
Oppenheimer	-40.35%
Morgan Stanley	-66.52%
SWS Group	-66.94%
Cowen Group	NM
Evercore Partners	NM
FBR Capital Markets	NM
Greenhill & Co.	NM
JMP Group	NM
KBW	NM
Lazard	NM
Piper Jaffray	NM

II. Global Wealth Management

Global Wealth Management

STIFEL FINANCIAL

Provides Securities Brokerage Services and Stifel Bank Products

Overview

- Grown from 600+ financial advisors in 2005 to over 1,980[(1)] financial advisors currently
- Proven organic growth and acquirer of private client business (56 UBS branches, Butler Wick, Ryan Beck)
- Retail investors are generally mid- to long-term buyers
- Goal of providing price stability and support to the institutional order book
- Strategy of recruiting experienced advisors with established client relationships
- Expanding U.S. footprint

Net Revenues ($MM)



$1,000
$800
$600
$400
$200
$0
CAGR: 29%
$197
$231
$441
$471
$596
$843
$908
2005
2006
2007
2008
2009
2010
2011

Operating Contribution ($MM)



$250
$200
$150
$100
$50
$0
CAGR: 30%
$48
$50
$96
$98
$104
$194
$235
2005
2006
2007
2008
2009
2010
2011

(1) Includes Independent Contractors.

Global Wealth Management

STIFEL FINANCIAL

Opportunity Through Growth

GWM Broker Growth (1)


2,000
1,800
1,600
1,400
1,200
1,000
800
600
400
200
0
644
735
1,163
1,315
1,885
1,935
1,987
2005
2006
2007
2008
2009
2010
2011

GWM Branch Growth


300
250
200
150
100
50
0
92
111
148
196
272
285
291
2005
2006
2007
2008
2009
2010
2011

GWM Account Growth


700,000
600,000
500,000
400,000
300,000
200,000
100,000
0
180,639
213,979
340,235
375,165
607,661
635,842
654,625
2005
2006
2007
2008
2009
2010
2011

GWM Assets Under Management Growth ($MM)


120,000
100,000
80,000
60,000
40,000
20,000
0
26,735
35,446
59,299
51,828
91,342
110,593
119,362
2005
2006
2007
2008
2009
2010
2011

(1) Includes Independent Contractors.

Global Wealth Management – Stifel Bank & Trust

STIFEL FINANCIAL

Overview

- Acquired FirstService Bank, a St. Louis-based, Missouri-chartered commercial bank, in April 2007
- Stifel Financial became a bank holding company and financial services holding company
- Balance sheet growth with low-risk assets
- Funded by Stifel Nicolaus client deposits
- Maintain high levels of liquidity

Strength of Brokerage Position

- Offers banking products (securities based loans and mortgage loans) within the GWM client base, including establishing trust services
  - Built-in source of business
  - High net worth clients
- Highly efficient due to lack of "brick and mortar" deposit focused facilities

Interest Earnings Assets


6%
29%
65%
Cash
Investment Securities
Loans Receivable

Total: $1.9 Billion

Investment Portfolio


11%
7%
1%
19%
29%
33%
ABS
Munis
MBS
Corporates
Agency MBS
CMBS

Total: $1.4 Billion

Loan Portfolio (Gross)


8%
30%
58%
4%
Residential Real Estate
Securities-Based Lending
HELOC
Commercial & Industrial

Total: $638 Million[1]

Note: Data as of 12/31/11.
(1) Construction and Land and Commercial Real Estate make up less than 1% of the loan portfolio

STIFEL FINANCIAL

III. Institutional Group

Institutional Group

STIFEL FINANCIAL

Overview

- Provides securities brokerage, trading, research, underwriting and corporate advisory services
- One of the largest provider of U.S. Equity Research
- 2nd largest Equity trading platform in the U.S. outside of the Bulge Bracket[2]
- Full Service Middle-Market Investment Bank
- Comprehensive Fixed Income platform

Net Revenues ($MM)[1]



$800
$600
$400
$200
$0
CAGR: 11% (3)
$275
$214
$61
$455
$251
$204
$559
$256
$303
$587
$197
$390
$668
$174
$494
$626
$84
$542
$507
2005
2006
2007
2008
2009
2010
2011
TWPG
SF

Equity Brokerage + Investment Banking[1]



$500
$400
$300
$200
$100
$0
$257
$214
$43
$401
$251
$150
$494
$256
$238
$412
$197
$215
$419
$174
$245
$425
$84
$341
$329
2005
2006
2007
2008
2009
2010
2011
TWPG
SF

Fixed Income Brokerage + Investment Banking



$300
$200
$100
$0
$18
$54
$65
$175
$249
$201
$179
2005
2006
2007
2008
2009
2010
2011

2010 represents twelve months for Stifel and the first six months ($84 mm) for TWPG. (1) Includes TWPG historical investment banking and brokerage revenues. (2) Based on 2011 U.S. trading volume per Bloomberg.

Institutional Group – Research

STIFEL FINANCIAL

Largest U.S. Equity Research Platform

U.S. Equity Research Coverage (1)

		Companies Under Coverage	
Rank	Firm	Overall	Small Cap (2)
1	JPMorgan	1,080	194
2	**Stifel Nicolaus**	**1,034**	**370**
3	Bank of America Merrill Lynch	1029	182
4	Barclays Capital	953	127
5	Goldman Sachs	918	97
6	Citi	902	145
7	**Raymond James**	**889**	**324**
8	RBC Capital Markets	846	181
9	Deutsche Bank	832	145
10	Credit Suisse	829	140
11	Morningstar, Inc.	790	77
12	Wells Fargo Securities	789	142
13	UBS	785	91
14	**Jefferies & Co.**	**784**	**209**
15	Morgan Stanley	770	99
16	Sidoti & Company LLC	665	496
17	**Robert W. Baird & Co.**	**647**	**193**
18	BMO Capital Markets	542	120
19	Macquarie Group	516	102
20	**Oppenheimer & Co.**	**514**	**154**

(1) Source: StarMine rankings as of 1/31/12. Does not include Closed End Funds.
(2) Small Cap includes market caps less than $1 billion; Mid Cap includes market caps less than $5 billion.
Note: Bold font indicates middle-market firms. Research coverage distribution as of 2/17/12.
T12M refers to trailing twelve months.

Stifel Research Highlights

- Currently cover more than 50% of the S&P 500
- Second largest provider of U.S. Small-Cap Research
- Largest provider of U.S. Technology, Real Estate and Aerospace & Defense Research
- 3rd largest provider of U.S. Financial Research
- Top 3 ranking in 5 of 13 StarMine industry sectors (based on T12M recommendations)

Coverage Balanced Across All Market Caps (2)


Small Cap
38%
Large Cap
27%
Mid Cap
35%

Institutional Group – Research

STIFEL FINANCIAL

The Stifel Research Model

The Stifel Research Model

- >50% of analysts worked in the field they cover
- ~35% of analysts initially joined as associates
- Average Stifel analyst has 10 years of experience
- More than 1/3 of analysts have the CFA designation
- Each analyst covers all market caps within their sector

Research Accolades

Proven, Consistent - Qualitative Results

- Only firm ranked in the top 12 each year for the last 8 years in the WSJ Best on the Street Survey and StarMine Awards
- #1 in WSJ Best on the Street Survey 2010
- #2 in 2011 & 2010 StarMine Awards with the most #1 awards in 2011 Stock Picking

WSJ 2010 "Best On The Street" Survey

Rank	Broker	# of Awards
1	**Stifel**	**14**
2	Credit Suisse	8
3	Deutsche Bank	7
3	J.P. Morgan Chase	7
3	UBS	7
6	BofA Merrill Lynch	6
6	**Raymond James**	**6**
6	Wells Fargo	6
9	Barclays Capital	5
9	Citigroup	5
9	**Keefe Bruyette & Woods**	**5**
9	**KeyBanc Capital Markets**	**5**
9	**Oppenheimer & Co.**	**5**

StarMine 2011 Broker Rankings

Rank	Firm	# of Awards
1	Goldman Sachs	16
2	**Stifel Nicolaus**	**15**
2	UBS	15
4	Barclays Capital	13
4	Citi	13
6	**Raymond James**	**12**
6	RBC Capital Markets	12
8	BMO Capital Markets	10
8	Deutsche Bank Securities	10
8	Morgan Stanley	10

Source: WSJ 2010 "Best on the Street" survey (includes Stifel and TWP); StarMine Monitor.
Note: Bold font indicates middle-market firms.

Institutional Group – Equity Sales and Trading

Powerful Platform Spanning North America and Europe

Institutional Equity Sales

- 130 person sales force, commission based
- Experts in small and mid cap growth and value
- Team based sales model with 2-4 coverage sales people per account
- Team leaders have an average of 15 years experience
- Offices in all major institutional markets in North America & Europe
- Accounts range from large mutual funds to small industry focused investors
- Managed over 675 non-deal roadshow days in 2011

Equity Trading

- 40 coverage traders located in
  - Baltimore, New York, Boston, Dallas, San Francisco, Cleveland, London, and Canada
- 20 position traders covering each major industry
- Agency model – no proprietary trading or prime brokerage
- Profitable model with advantages of scale

Distribution Network: Over 200 Professionals Globally

- Agency model – no proprietary trading or prime brokerage
- Major liquidity provider to largest equity money management complexes
- Multi-execution venues: high-touch, algorithms, program trading and direct market access
- Dedicated convertible sales, trading and research desk

Institutional Group – Fixed Income

Strong Fixed Income Capital Markets Capabilities

Overview

- Comprehensive platform
  - Approximately 50 traders averaging 14 years of experience
  - Annual client trade volume approaching $300 billion
- *Institutional Investor All-Star* nominated team
- Widespread distribution
  - 130 fixed income sales professionals covering over 3,300 account relationships
  - 33 institutional fixed income offices nationwide

Client Distribution



Money Manager 34%
Bank/Thrift 33%
Insurance 12%
Broker/Dealer 8%
Other 7%
Government 6%

Platform & Products

- Focus on long-only money managers and income funds versus hedge funds
- Consistency of execution
- Identification of relative value through security selection

- Agency/Gov't Securities
- Money Markets
- Mortgages
- Asset-Backed Securities
- Investment Grade Credit
- High Yield Credit
- Aircraft Finance & Credit Solutions
- Whole Loans
- Municipals
- Emerging Markets
- Structured Products
- Stifel Capital Advisors

STIFEL FINANCIAL

Accomplished U.S. Equity Underwriting Franchise – All Equity Transactions

All Managed Equity Deals Since 2005

($ in billions)

Rank	Firm	# of Deals	$ Volume
1	Bank of America Merrill Lynch	1,323	$829.8
2	JPMorgan	1,247	$746.5
3	Citi	1,011	$607.7
4	UBS	976	$559.2
5	Wells Fargo Securities	951	$490.3
6	Morgan Stanley	948	$629.8
7	Barclays Capital	858	$509.2
8	Credit Suisse	817	$548.5
9	Deutsche Bank	764	$453.7
10	Goldman Sachs	756	$541.7
11	RBC Capital Markets	744	$311.7
12	**Stifel Nicolaus Weisel**	**684**	**$175.2**
13	**Raymond James**	**495**	**$170.2**
14	**Oppenheimer & Co Inc**	**484**	**$95.4**
15	**Piper Jaffray & Co**	**438**	**$133.1**
16	**Jefferies & Company**	**409**	**$86.9**
17	**Robert W Baird & Co**	**300**	**$84.2**
18	**Keefe Bruyette & Woods**	**299**	**$129.4**
19	**BMO Capital Markets**	**272**	**$99.1**
20	**KeyBanc Capital Markets**	**263**	**$85.1**

Bookrun Equity Deals Since 2005

($ in billions)

Rank	Firm	# of Deals	% Bookrun	$ Volume
1	Bank of America Merrill Lynch	1,029	78%	$192.4
2	JPMorgan	872	70%	$176.9
3	Morgan Stanley	768	81%	$162.6
4	Citi	741	73%	$139.1
5	Goldman Sachs	607	80%	$164.6
6	Barclays Capital	602	70%	$96.4
7	UBS	584	60%	$81.8
8	Credit Suisse	533	65%	$86.7
9	Deutsche Bank	436	57%	$56.7
10	Wells Fargo Securities	429	45%	$50.9
11	**Jefferies & Company**	**199**	**49%**	**$13.7**
12	RBC Capital Markets	182	24%	$17.2
13	**Stifel Nicolaus Weisel**	**130**	**19%**	**$7.5**
14	**Piper Jaffray & Co**	**117**	**27%**	**$6.2**
15	**Raymond James**	**111**	**22%**	**$8.1**
16	**Keefe Bruyette & Woods**	**109**	**36%**	**$8.6**
17	**Oppenheimer & Co Inc**	**96**	**20%**	**$4.2**
18	**Roth Capital Partners**	**80**	**58%**	**$2.3**
19	**Sandler O'Neill & Partners**	**79**	**43%**	**$6.8**
20	**FBR**	**60**	**33%**	**$5.7**

Source: Dealogic. Rank eligible SEC registered IPOs and Follow-On offerings since 2005. Includes demutualizations. As of 1/31/12.
Note: $ Volume represents full credit to underwriter for All Managed Equity Deals and apportioned credit to bookrunner for Bookrun Equity Deals.
Note: Stifel results based on pro forma figures for both Stifel and TWP.
Note: Bold font indicates middle-market firms.

STIFEL FINANCIAL

IV. Financial Results

Stifel Financial Corp. Results

STIFEL FINANCIAL

Year ended December 31, 2011

($ in thousands, except per share amounts)	Year Ended December 31, 2011 GAAP	Non-core [1]	Non-GAAP	Year Ended 12/31/10 (Non-GAAP)	% Change[2]
Net revenues	$ 1,416,562	$ 112	$ 1,416,674	$ 1,384,152	2.3%
Compensation and benefits	900,421	(1,722)	898,699	870,149	3.3%
Non-comp operating expenses	377,533	(45,814)	331,719	307,032	8.0%
Total non-interest expenses	1,277,954	(47,536)	1,230,418	1,177,181	4.5%
Income before income taxes	138,608	47,648	186,256	206,971	(10.0%)
Provision for income taxes	54,474	18,220	72,694	82,211	(11.6%)
Net income	$ 84,134	$ 29,428	$ 113,562	$ 124,760	(9.0%)
Earnings per share: [3]					
Diluted	$ 1.33		$ 1.80	$ 2.16	(16.7%)
Ratios to net revenues:					
Compensation and benefits	63.6%		63.4%	62.9%	
Non-comp operating expenses	26.6%		23.5%	22.1%	
Income before income taxes	9.8%		13.1%	15.0%	

[1] Non-core items consist primarily of litigation-related expenses associated with the civil lawsuit and related regulatory investigation in connection with the ongoing matter with five southeastern Wisconsin school districts and operating expenses related to legacy TWPG (primarily market data service fees, professional fees and litigation costs).

[2] Non-GAAP results for the year ended December 31, 2011 compared to non-GAAP results for the year-ago period.

[3] Per share information for the year ended December 31, 2010 has been adjusted to reflect the April 2011 three-for-two stock split.

Sources of Revenues

STIFEL FINANCIAL

($ in thousands)	Year Ended 12/31/11	Year Ended 12/31/10	% Change
Commissions	$ 561,081	$ 445,260	26.0%
Principal transactions	343,213	453,533	(24.3%)
Asset mgt and service fees	228,834	193,159	18.5%
Capital raising	124,648	135,898	(8.3%)
Advisory	74,936	82,206	(8.8%)
Investment banking	199,584	218,104	(8.5%)
Other	19,731	19,855	(0.6%)
Total operating revenues	1,352,443	1,329,911	1.7%
Interest revenue	89,466	65,326	37.0%
Total revenues	1,441,909	1,395,237	3.3%
Interest expense	25,347	13,211	91.9%
Net revenues	$ 1,416,562	$ 1,382,026	2.5%

Brokerage Revenues

STIFEL FINANCIAL

($ in thousands)	Year Ended 12/31/11	12/31/10	% Change
Taxable debt	**$ 185,192**	$ 231,930	**(20.2%)**
Municipal debt	**83,454**	75,484	**10.6%**
Equities	**34,837**	90,739	**(61.6%)**
Other	**39,730**	55,380	**(28.3%)**
Principal transactions	**$ 343,213**	$ 453,533	**(24.3%)**
Commissions	**561,081**	445,260	**26.0%**
	$ 904,294	$ 898,793	**0.6%**

Core Segment Comparison

STIFEL FINANCIAL

($ in thousands)	Year Ended 12/31/11	12/31/10	% Change
Net revenues:			
Global Wealth Management	$ 908,158	$ 843,269	7.7%
Institutional Group	507,397	541,839	(6.4%)
Other	1,119	(956)	nm
	$ 1,416,674	$ 1,384,152	2.3%
Operating contribution:			
Global Wealth Management	$ 235,267	$ 194,023	21.3%
Institutional Group	63,269	129,535	(51.2%)
Other	(112,280)	(116,587)	(3.7%)
	$ 186,256	$ 206,971	(10.0%)

Statement of Financial Condition

As of December 31, 2011

Total Assets ($ in Billions)


$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$0.8
$1.1
$1.5
$1.6
$3.2
$4.2
$5.0
2005
2006
2007
2008
2009
2010
2011

Total Capitalization ($ in Billions)


$1.5
$1.2
$0.9
$0.6
$0.3
$0.0
$0.3
$0.1
$0.2
$0.3
$0.1
$0.2
$0.5
$0.1
$0.4
$0.7
$0.1
$0.6
$1.0
$0.1
$0.9
$1.3
$0.1
$1.3
$1.4
$0.1
$1.3
2005
2006
2007
2008
2009
2010
2011
Stockholders' Equity
Trust Preferred Securities

Leverage Ratio


4.0x
3.0x
2.0x
1.0x
0.0x
3.7x
3.7x
2.9x
4.4x
2.7x
2.3x
6.5x
1.9x
3.3x
11.1x
2.4x
3.1x
13.0x
2.0x
3.6x
11.7x
2.2x
2005
2006
2007
2008
2009
2010
2011
SB&T
SN & SF

Book Value Per Share


Per share information adjusted for April 2011 three-for-two stock split
$30
$25
$20
$15
$10
$5
$0
$6.81
$8.23
$12.24
$15.12
$19.24
$24.42
$25.10
2005
2006
2007
2008
2009
2010
2011

STIFEL FINANCIAL

V. Conclusion

Opportunities Drive our Growth

Stifel Financial

Stifel is Well-Positioned to Take Advantage of Opportunities

Strategic Initiatives

- Attract and retain high-quality talent
- Continue building client facing, agency-only businesses
- Continue to expand private client footprint in the U.S.
- Continue to expand institutional equity and fixed income businesses
- Continue to expand investment banking
- Focus on asset generation within Stifel Bank
- Expand traditional asset management capabilities
- Approach acquisition opportunities with discipline

Strong Balance Sheet Facilitates Growth